INVESTOR PRESENTATION JUNE 2025

2 PARK HOTELS & RESORTS MISSION INVESTMENT STRATEGY GUIDING PRINCIPLES To be the preeminent lodging REIT, focused on consistently delivering superior, risk- adjusted returns to stockholders through active asset management and a thoughtful growth strategy, while maintaining a strong and flexible balance sheet Upper-Upscale & Luxury Full-Service Premier Urban and Resort Destinations Affiliation with Dominant Global Brands Active Asset Management Prudent Capital Allocation Maintain Strong & Flexible Balance Sheet

3 20243 1) Hawaii 30% 2) Orlando 15% 3) New York 8% 4) New Orleans 8% 5) Southern California 8% 6) Boston 7% 7) Key West 6% 8) Chicago 4% 9) Puerto Rico 3% 10) Washington D.C. 3% Contract/Other Leisure Group Business Transient PARK AT A GLANCE 39 HOTELS 25K ROOMS $5.8B ENTERPRISE VALUE 9.2x EBITDA2 MULTIPLE ROOMS REVENUE SEGMENTATION5 HOTEL REVENUE SEGMENTATION4 2. EBITDA Multiple based on current Wall Street consensus estimates for 2025 Adjusted EBITDA 3. Based on 2024 Comparable Hotel Adjusted EBITDA 4. Based on 2024 Comparable Total Hotel Revenue 5. Based on 2024 Comparable Rooms Revenue TOP 10 MARKETS Rooms Food & Beverage Ancillary Hotel (Parking, Golf, Spa) Other (Lease Income, Resort Fees) 1 62% 28% 6% 4% 37%26% 30% 7% 1. Enterprise Value is calculated using Park's 5-day avg closing stock price of $10.32 from 5/21/25 to 5/28/25 and also adjusts for removal of the $725M non- recourse CMBS loan ("SF Mortgage Loan" secured by both the Hilton San Francisco Union Square and Parc 55 San Francisco - A Hilton Hotel (collectively, the "Hilton San Francisco Hotels")) SIGNIA BY HILTON ORLANDO BONNET CREEK CASA MARINA KEY WEST, CURIO COLLECTION HILTON HAWAIIAN VILLAGE WAIKIKI BEACH RESORT

PARK: A COMPELLING INVESTMENT STORY

UNDERVALUED

ICONIC PORTFOLIO AT WIDE DISCOUNT[1]

50% discount to consensus estimate of NAV[1]

9.2x 2025E EBITDA Multiple[2] vs. historical group average of **12.2x** for sector[3]

$262K/key implied market value of portfolio[4] vs. over **$800K/key**[5] replacement cost

Attractive dividend yield of **9.7%**[6]



SIGNIA BY HILTON ORLANDO BONNET CREEK

CORE PORTFOLIO[7]

CORE PORTFOLIO AMONG HIGHEST QUALITY IN SECTOR

20 core hotels[7]; **16k** rooms

2024 Operating Metrics:[7]
RevPAR: **$215**; Margin; **31%**; EBITDA/Key: **$40,000**

Above Average Growth:[7,8]
5Y RevPAR CAGR (2024-2029) **3%+** including Orlando (**4%**), New Orleans (**4%**), Miami (**4%**), Hawaii (**3%**) and Key West (**~3%**)

Since 2018, **$1.4B** of capital will have been invested in core portfolio through 2025, or **$89K/key**, while **nearly two-thirds** of rooms (weighted based on the % of Hotel Adjusted EBITDA) have been renovated[7]



NEW YORK HILTON MIDTOWN

ROI PIPELINE

ROI PIPELINE TO DRIVE VALUE CREATION

Significant embedded real estate value across the core portfolio—to be realized through robust ROI pipeline: **$1B** of potential opportunities

Development team has a **strong track record of success**: past projects generated **20%+ average IRR**

Royal Palm South Beach Miami: **$103M** transformative renovation began in May 2025

Ongoing guestroom renovations at Park's **Hawaii and New Orleans** hotels: **~$200M**



HILTON SANTA BARBARA BEACHFRONT RESORT

FINANCIAL FLEXIBILITY

AMPLE LIQUIDITY TO EXECUTE STRATEGY

$1.2B of liquidity

No significant debt maturities until 4Q26

Returned **over $400M** of capital to shareholders for 2024: nearly **$290M** in dividends + over **$115M** of stock repurchases

Returned **over $1B** of capital to shareholders since 2023, including **over 26M** shares repurchased



HILTON CHICAGO

4

1. Based on Park's 5-day average closing stock price of $10.32 from 5/21/25 to 5/28/25; consensus NAV based on current Wall Street estimates
2. EBITDA Multiple based on current Wall Street consensus estimates for 2025 Adjusted EBITDA
3. Represents a 10-year average for full-service lodging REITs
4. Represents the implied value per key of Park's portfolio in the public market
5. Based on Park's internal analysis and construction market pricing as of 2023. Estimated land values are based on market data and recent comparable sales where applicable. This estimate is not intended to be an estimate for the fair market value of the portfolio
6. Dividend yield is calculated based upon the $0.25/share dividend declared for Q1 2025 annualized and the 5-day average closing stock price of PK from 5/21/25 to 5/28/25
7. The core portfolio includes 20 consolidated hotels and 1 unconsolidated joint venture for which Park has a 20% interest; metrics are based on 20 consolidated hotels and exclude 2024 strike impact on Park's core hotels in Hawaii and Boston
8. Compound annual growth rate ("CAGR") based on forecast provided by Lodging Analytics Research and Consulting ("LARC")

EXPERIENCED MANAGEMENT TEAM WITH TRACK RECORD OF SUCCESS



Thomas J. Baltimore, Jr.
President, Chairman & CEO

EXECUTIVE MANAGEMENT



Sean Dell'Orto
EVP, CFO & Treasurer



Carl Mayfield
EVP, Design & Construction



Tom Morey
EVP & CIO



Jill Olander
EVP, HR



Joe Piantedosi
EVP, Asset Management



Nancy Vu
EVP, General Counsel & Secretary

SENIOR MANAGEMENT



Rebecca Flemming
SVP, Investments & Portfolio Mgmt



Jonathan Fuisz
SVP, Investments



Diem Larsen
SVP, Corporate Finance & Analytics



Darren Robb
SVP & CAO



Ian Weissman
SVP, Strategy



Scott Winer
SVP, Tax

1. To date, Park has sold its interest in 39 hotels. In addition, five other properties were subject to ground leases that either expired or were terminated by Park or the landlord, and consequently turned over to the landlord. Further, the two Hilton San Francisco Hotels were placed into receivership in October 2023

KEY ACCOMPLISHMENTS: EIGHT-YEAR TRACK RECORD OF CREATING VALUE

Capital Allocation: Acquired Chesapeake Lodging Trust for **$2.5B**, improving the overall quality of the portfolio; Sold or disposed of **46** hotels[1] for over **$3B**; invested **$330M** on value-enhancing ROI projects at returns in excess of **20%**

Operational Excellence: Delivered 2024 Comparable RevPAR growth of **3%**, or a sector-leading **4.3%**, excluding strike and related labor activity, while 2025 Comparable RevPAR is forecasted to change by **(1.0)%** to **2.0%** compared to 2024 due to economic uncertainty and expected renovation disruption

Balance Sheet Management: Issued nearly **$2.9B** of corporate debt to repay **$2.5B** of near-term debt

Return of Capital: Returned approximately **$3.9B** of capital to shareholders in the form of stock repurchases and dividends since 2017

Corporate Responsibility: Named by ***Newsweek*** to America's **Most Responsible Companies** list 2020-2022 and 2024-2025 and America's **Most Trustworthy Companies** list 2024-2025; published **TCFD** report; annual participation in **GRESB**

5

6 ICONIC PORTFOLIO URBAN DESTINATIONS HILTON NEW ORLEANS RIVERSIDEHILTON DENVER CITY CENTERNEW YORK HILTON MIDTOWN HYATT REGENCY BOSTON

7 RESORT DESTINATIONS ICONIC PORTFOLIO WALDORF ASTORIA ORLANDOCASA MARINA KEY WEST, CURIO COLLECTION HILTON WAIKOLOA VILLAGE ROYAL PALM SOUTH BEACH MIAMIHILTON HAWAIIAN VILLAGE WAIKIKI BEACH RESORT

BUILDING BLOCKS FOR GROWTH HILTON WAIKOLOA VILLAGE

2025: Q1 + PRELIMINARY Q2 RESULTS

Solid trends across several core markets, offset by softer transient demand in Hawaii

	Comparable Metrics			vs. 2024			
Period	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Hotel Adjusted EBITDA Margin
Q1 2025	69.1%	$258	$178	(2.3)% pts	2.5%	(0.9)%	(270) bps
April 2025	75.2%	$257	$193	0.2% pts	1.5%	1.8%	250 bps
Preliminary May 2025	75.8%	$252	$191	(2.0)% pts	(1.9)%	(4.4)%	N/A

(0.9)%

Q1 2025 Y/Y RevPAR Change[1]

~flat

Preliminary Q2 2025 Y/Y RevPAR Change ex-Royal Palm[1]

Quarterly Highlights

Q1 2025

- Reported better-than-expected performance with Comparable RevPAR modestly lower by **0.9%** despite a tough Y/Y comparison, with Comparable RevPAR up **8.0%** in Q1 2024 vs. Q1 2023
- The Bonnet Creek Complex in Orlando and Casa Marina Key West resort continued to lead the portfolio following their transformative renovations, with Y/Y Q1 RevPAR increasing by **14% and 12%**, respectively
- Total Y/Y Q1 hotel operating expenses up just **1.0%,** excluding employment tax refunds and relief grants received in Q1 2024, as we continue to streamline staffing levels and enhance operating efficiencies across the portfolio

Q2 2025

- April Y/Y operating results driven by **leisure and in-house group outperformance** in urban markets and business transient strength across the portfolio
- April Y/Y Comparable RevPAR growth for Park's urban hotels was nearly **7%**; resort hotels up nearly **2%**
- Preliminary May Comparable RevPAR lower by **4.4%** impacted by the Royal Palm South Beach Miami renovation coupled with post-strike recovery at the Hilton Hawaiian Village (combined **-430 bps**)
- Sold the 316-room **Hyatt Centric Fisherman's Wharf** in May 2025 for **$80M**

1. Based on Parks' Comparable hotels

9

10 Outlook adjusted due to the sale of the Hyatt Centric Fisherman’s Wharf 2025 OUTLOOK OUTLOOK ASSUMPTIONS AND CONSIDERATIONS FY 2025 Outlook as of June 2, 2025 Change at Midpoint1Metrics Low High Comparable RevPAR $185 $191 $— Y/Y Growth (1.0)% 2.0% — bps Comparable RevPAR, excluding the Royal Palm South Beach Miami $186 $192 $— Y/Y Growth 0.0% 3.0% — bps Adjusted EBITDA $588 $648 $(2) Y/Y Change (9.0)% (1.0)% —% Comparable Hotel Adjusted EBITDA margin 25.7% 27.3% 10 bps Y/Y Change (190 bps) (30 bps) — bps Adjusted FFO per share - Diluted $1.79 $2.09 $— Y/Y Change (13.0)% 2.0% —% • Change in outlook due to the sale of the Hyatt Centric Fisherman’s Wharf, which closed on May 22, 2025 and accounts for $2M of Hotel Adjusted EBITDA for the balance of the year • Except where noted, includes impact of renovations at the Royal Palm South Beach Miami, a Tribute Portfolio Resort, of 110 bps to Comparable RevPAR, approximately $17M of Hotel Adjusted EBITDA and 40 bps of Comparable Hotel Adjusted EBITDA margin • Adjusted FFO excludes $37M of default interest and late payment administrative fees associated with default of the SF Mortgage Loan through July 29, 2025 (when the receivership is currently expected to end), which began in June 2023 and is required to be recognized in interest expense until legal titles to the Hilton San Francisco Hotels are transferred • Fully diluted weighted average shares for the full-year 2025 of 200M • Portfolio as of June 2, 2025 and does not take into account potential future acquisitions, dispositions, or any financing transactions, which could result in a material change to Park’s outlook • Does not include assumptions around the incremental impact of tariff announcements (including any foreign tariffs announced in response to changes in U.S. trade policy), or changes in travel patterns to the United States as a result of tariff or trade policy, as the net effect of such announcements cannot be ascertained or quantified at this time 1. 2025 outlook as of June 2, 2025 compared to May 5, 2025 CARIBE HILTON HILTON BOSTON LOGAN AIRPORT

11 • Overall, Park anticipates 0.8% average annual supply growth through 2030 across its primary markets versus the 1.8% annual supply growth forecasted in 2019 prior to the pandemic • Escalating construction and labor costs are expected to slow the pace of new supply over the near term and create further barriers to entry • Park’s replacement cost is currently estimated to average over $800,000 per key2 PARK PORTFOLIO: WELL-INSULATED FROM SUPPLY 1.3% 1.2% 1.1% 1.0% 1.0% 1.0% 0.9% 0.8% 0.7% 0.5% 0.3% 0.3% 0.2% 2025-2030 Avg. Supply Growth Park FY 2024 Comparable Hotel Adj EBITDA Contribution (%) National Average San Diego Denver M iam i New Orleans New York W ashington D.C. Orlando Seattle Boston Los Angeles Oahu Chicago San Francisco 0.0% 5.0% 10.0% 15.0% 1. Supply Growth data from CBRE 1Q25 All Market Data 2. The replacement cost estimates are based on Park’s internal analysis and construction market pricing as of 2023. Estimated land values are based on market data and recent comparable sales where applicable. This estimate is not intended to be an estimate for the fair market value of the portfolio National Supply Growth Average: 0.8% Favorable supply picture for Park through 20301 25.0%

WHY HAWAII: AMONG TOP RESORT MARKETS IN US WITH BRIGHT FUTURE

Key drivers of Hawaii's success

Consistently Ranked Among Top Resort Markets in US: Over the last 20 years, Oahu's RevPAR growth has outpaced the US by **120 bps**

Increased Domestic Airlift: US Airlines have meaningfully increased routes to Hawaii since 2019, translating into a **20%** increase in domestic airlift (total seats) to Oahu and **16%** increase to the Big Island

- In 2025, Delta, American and Southwest announced additional flights to several Hawaiian airports to match rising domestic visitation

Limited New Supply: Annual supply growth in Oahu is ranked among the lowest in the nation – just **0.3%** expected through 2030[1]

Group Revenue Pace: **46%**[2] at the Hilton Waikoloa Village

Park has significant potential embedded value at both Hilton Hawaiian Village and Hilton Waikoloa Village hotels

- **Hilton Hawaiian Village:** Discretionary entitlement approved to build a new **500+ room** hotel tower to add to the complex
- **Hilton Waikoloa Village:** Right to build a new **200+ room** hotel tower on the complex

Oahu is the only resort market with a negative 20-Year Supply CAGR[3] and RevPAR has outperformed other resort markets


Supply CAGR (2004-2024)
1.0%
—%
(0.3)%
0.3%
0.7%
0.8%
1.0%
1.1%
1.2%
1.4%
Oahu
Key West
Orange County
San Diego
Orlando
Tampa
Phoenix
Miami
Resort Markets
US Avg.


RevPAR CAGR (2004-2024)
5.0%
4.0%
3.0%
2.0%
1.0%
—%
4.5%
4.5%
4.3%
4.0%
4.0%
3.5%
3.4%
3.3%
Key West
Oahu
Orange County
Tampa
Miami
Phoenix
San Diego
Orlando
Resort Markets
US Avg.

BY THE NUMBERS: PARK'S HAWAII HOTELS

$233M
2024 Hotel Adjusted EBITDA[4]

40.5%
2024 Hotel Adjusted EBITDA Margin[4]

$66,060
2024 Hotel Adjusted EBITDA/Key[4]

15%
2024 RevPAR Growth vs. 2019[4]

0.3%
Annual Supply Growth through 2030[1]

1. Supply growth from CBRE 1Q25 All Market Data
2. 2025 Group Revenue Pace as of 3/31/25 compared to 2024 Group Revenue Pace as of 3/31/24
3. STR Historical Supply Data
4. Excludes 2024 strike impact at the Hilton Hawaiian Village Waikiki Beach Resort

12

CORE VS. NON-CORE
HIGHER QUALITY, MORE PROFITABLE, BETTER GROWTH

20 core consolidated hotels have significantly outperformed Park's non-core hotels since 2017

PARK'S CORE STRATEGY

Dispose of **ALL** non-core hotels to enhance overall portfolio quality

From 2017-2024, core portfolio materially outperformed (core vs. non-core)[1]:

- RevPAR Growth: **+2,300 bps**
- Change in Margin: **+950 bps**
- Hotel Adjusted EBITDA Growth: **+5,500 bps**

5Y RevPAR CAGR (through 2029) for core portfolio is forecasted to exceed US average by **70 bps/annum**

$1B potential ROI pipeline expected to further enhance growth


SIGNIA BY HILTON ORLANDO BONNET CREEK

FY 2024 CORE PORTFOLIO[1]

Core hotels account for nearly 90% of the company's value[2]

Property Type

- **50%** Resort
- **30%** Urban
- **20%** Airport/Suburban

Demand Mix

- **69%** Leisure/Group
- **24%** Business Transient
- **7%** Other

Core Hotel Adjusted EBITDA: Geographic Concentration


Hawaii 37%
Orlando 13%
New York 8%
New Orleans 8%
Key West 7%
Boston 7%
Other Markets 20%


RevPAR
$215
$130
Core
Non-Core


EBITDA/Key
$40,000
$11,000
Core
Non-Core


Hotel Adjusted EBITDA Margin
31%
17%
Core
Non-Core

1. Based on Parks' Comparable hotels; excludes 2024 strike impact on four of Park's hotels in Hawaii, Boston and Seattle
2. Based on Park's 2024 Comparable Hotel Adjusted EBITDA

13

ROBUST ROI PIPELINE
SIGNIFICANT EMBEDDED VALUE

COMPLETED ~$330M (2018-2024)


CASA MARINA KEY WEST

- Bonnet Creek Renovation & Expansion **($220M)**
- Casa Marina and The Reach Key West Renovation **($93M)**
- Hilton Santa Barbara Renovation **($14M)**

+50M of additional EBITDA combined; ~20% IRR

IN PLANNING/UNDER CONSTRUCTION ~$1B


HILTON SANTA BARBARA

- Royal Palm South Beach Repositioning[1] **($103M)**
- Hilton Hawaiian Village Expansion **($485M-$530M)**
- Hilton Waikoloa Village Expansion **($225M-$250M)**
- Casa Marina Key West Outparcel **($80M-$90M)**
- Hilton Santa Barbara Expansion **($55M-$60M)**

ADDITIONAL POTENTIAL PROJECTS


HILTON NEW YORK MIDTOWN

- DoubleTree Crystal City Redevelopment
- Hilton New Orleans Mixed-Use Expansion
- Hilton New York Midtown Alternative Use

VALUE CREATION

$1B
Potential ROI Pipeline

$320M+
Estimated Value Creation

15%-20%
Potential IRR

RATIONALE

- *Highest and best use of capital with expected returns above acquisition yields*
- *Materially improve portfolio quality = expected higher valuation multiple*
- *Target markets forecasted to generate above average RevPAR growth through 2028*

1. Began in May 2025

14

15 HILTON SANTA BARBARA BEACHFRONT RESORT THE REACH KEY WEST, CURIO COLLECTION CASA MARINA KEY WEST, CURIO COLLECTION TRACK RECORD OF SUCCESS VALUE ENHANCING ROIs: Hotels that completed major ROI projects generating an additional +50M of EBITDA1 upon stabilization $14M renovation completed 2018 IRR: 25% IRR: 25% Est. IRR2: 17%+ Est. IRR2: 20%+ SIGNIA BY HILTON ORLANDO BONNET CREEK & WALDORF ASTORIA ORLANDO E B IT D A (M ) $17 $22 2017 2019 +$5M $13M renovation completed 2019 E B IT D A (M ) $8 $12 2018 2021 +$4M $80M renovation completed 2023 E B IT D A (M ) $23 $35 2019 2025E +$12M $220M renovation completed Jan. 2024 E B IT D A (M ) $62 $94 2022 2025E +$32M 1. Based on the change in Hotel Adjusted EBITDA of hotels shown before vs. after renovation 2. Estimated 7-year IRR

MAJOR PROJECTS UNDERWAY

Park's investment in value-enhancing capex projects is expected to deliver strong growth

Project & Scope	Budget	Completion Date[1]
Royal Palm South Beach Miami, a Tribute Portfolio Resort		
Full property renovation; renovation of **393** guestrooms; addition of **11** guestrooms	**$103M**	**Q2 2026**
Hilton Hawaiian Village Waikiki Beach Resort		
Phase 1: Renovation of **392** guestrooms; addition of **12** guestrooms at the Rainbow Tower	**$41M**	**Completed in February 2025**
Phase 2: Renovation of **404** guestrooms; addition of **14** guestrooms at the Rainbow Tower	**$42M**	**Q1 2026**
Hilton Waikoloa Village		
Phase 1: Renovation of **197** guestrooms; addition of **6** guestrooms at the Palace Tower	**$32M**	**Completed In January 2025**
Phase 2: Renovation of **203** guestrooms; addition of **8** guestrooms at the Palace Tower	**$36M**	**Q1 2026**
Hilton New Orleans Riverside		
Phase 1: Renovation of **250** guestrooms at the **1,167**-room Main Tower	**$16M**	**Completed in November 2024**
Phase 2: Renovation of **428** guestrooms at the **1,167**-room Main Tower	**$31M**	**Q4 2025**

16


HILTON HAWAIIAN VILLAGE - RAINBOW TOWER GUESTROOM


HILTON WAIKOLOA N VILLAGE - PALACE TOWER GUESTROOM


HILTON NEW ORLEANS RIVERSIDE

1. Completion dates are estimates unless noted

ROYAL PALM SOUTH BEACH REPOSITIONING

$103M transformative renovation of oceanfront hotel







PROJECT SUMMARY

- Comprehensive renovation of all **393** rooms, addition of **11** new rooms
- Scope will address all areas of hotel and incorporate amenities that are commensurate with other lifestyle hotels

ESTIMATED BUDGET
$103M

POTENTIAL VALUE CREATION

$117M+	**15%-20%**
Estimated NPV[1]	*Estimated IRR*[1]

Expected to double Hotel EBITDA once stabilized to $27M

RATIONALE & EXPECTED ROI DRIVERS

- Position hotel as an upper upscale alternative to existing (and soon-to-open) luxury accommodations in the market
- Enhance and reconfigure public spaces, F&B outlets, and amenity areas to improve flow and increase utilization, including adding an indoor/outdoor lobby bar, activating the breezeway with a trellis system and fire pits, and creating an indoor/outdoor fitness center
- Renovate all meeting and function spaces to enhance overall group experience
- Complete guestroom renovation (including case goods) will position property competitively against renovated comp set; current condition limits ability to drive ADR
- Increase capture and improve profitability of F&B outlets through additional seating, menu redesign, and operating changes
- Addition of new rooms and creation of new event terrace to drive incremental profit
- Pursue LEED certification







1. Represents total hotel performance; estimated incremental Hotel Adjusted EBITDA attributable to renovation is forecasted at approximately $14M/year

17

HILTON HAWAIIAN VILLAGE
ALA MOANA TOWER EXPECTED DEVELOPMENT

PROJECT SUMMARY

- Develop a **~400K sf, 515-key** high-rise tower adjacent to HHV – Park's most iconic asset and largest EBITDA producer
- Amenities expected to include arrivals/departures lounge, 8th floor outdoor pool and bar, 1st floor retail (flagship ABC Store)

RATIONALE & EXPECTED ROI DRIVERS

- Unique opportunity to build on last undeveloped parcels contiguous to HHV by utilizing existing unused density
- Introduce first new hotel product in Waikiki since **2016**
- Increase room inventory in one of US' highest occupancy markets with significant barriers to entry
- Leverage HHV's name/reputation to reduce ramp up risk
- Realize labor cost synergies and economies of scale with HHV
- Potential for **39-key** expansion in Diamondhead tower by relocating existing admin & sales office to new AMB tower
- Development not expected to disrupt HHV and will be developed on an acquired parcel of land


AMB Tower Site


AMB Tower Rendering

ESTIMATED BUDGET
$485M - $530M

POTENTIAL VALUE CREATION

$140M+
Estimated NPV[1]

15%-20%
Estimated IRR[1]

1. Based on combined financial performance of (i) new 515-key tower, (ii) 39-key Diamondhead expansion, and (iii) campus-wide savings resulting from contemplated base management fee reduction

18

19 HILTON WAIKOLOA VILLAGE EXPECTED DEVELOPMENT • Utilize existing density to develop up to 213 additional keys (hotel or timeshare) on existing parking and tennis court area • Park could develop additional hotel keys or pursue alternative use or monetization strategy for excess land (e.g., timeshare) • Optimize under-utilized spaces on campus • Create additional hotel keys in high barrier to entry market that has reached record-high RevPAR levels in recent years • Capitalize on opportunity to drive F&B and other revenues generated by a larger captive resort audience • Improve competitiveness within renovated comp set • Realize expense and labor synergies between existing resort and new tower in operations, admin and sales functions • Alternative development use (e.g., timeshare) could provide additional resort demand with minimum capital outlay • Development not expected to disrupt existing hotel and will be developed on an existing parking lot and tennis court area PROJECT SUMMARY RATIONALE & EXPECTED ROI DRIVERS POTENTIAL VALUE CREATION $45M+ Estimated NPV 15%-20% Estimated IRR ESTIMATED BUDGET $225M - $250M

HILTON SANTA BARBARA[1] EXPECTED DEVELOPMENT

PROJECT SUMMARY

- Create **~73 net new keys** through redevelopment of existing tennis courts and portion of parking lot
- Development plan requires transfer of development rights from adjacent parcel that is owned by JV partner

RATIONALE & EXPECTED ROI DRIVERS

- Add keys to premier drive-to resort in highly-desirable California submarket
- Leverage hotel's name and reputation to reduce ramp up risk
- New room product with dedicated amenities will help secure higher-rated transient and group business
- Capitalize on opportunity to drive F&B and other revenues generated by a larger captive resort audience
- JV partner is engaged and aligned with the economic potential of new development on the site
- Development cost estimated to be well below per key value of hotel





ESTIMATED BUDGET

$55M - $60M

POTENTIAL VALUE CREATION

$13M+	**15%-20%**
Estimated NPV	*Estimated IRR*

1. Hotel is owned by a consolidated joint venture

20

CASA MARINA OUTPARCEL PLANNED DEVELOPMENT

PROJECT SUMMARY

- Develop two land parcels adjacent to Casa Marina that are currently occupied by admin offices and vacant structures
- Requires zoning change and legislative measures to permit commercial transient rentals (vs. current residential designation)

RATIONALE & EXPECTED ROI DRIVERS

- Programming expected to include **~23 rental or transient hotel villas, ~88 workforce housing beds**, parking, new resort fitness center, and refurbishment of on-site historic structures
- Add keys to core resort asset in market with limited developable land and heavy restrictions on Airbnb, Vrbo, etc.
- Overall opportunity for operational improvement for Casa Marina and The Reach by reducing leased labor costs and lowering in-house laundry expense
- Capitalize on significant demand for villa units in Key West, one of the highest-performing post-COVID submarkets
- Address a root cause of labor challenges: lack of affordable housing


Casa Marina
The Reach
Potential
Development Site





ESTIMATED BUDGET
$80M - $90M

POTENTIAL VALUE CREATION

$6.5M+	**15%-20%**
Estimated NPV[1]	*Estimated IRR*[1]

1. Based on combined financial performance of (i) transient villas, (ii) workforce housing, and (iii) operational synergies

21

APPENDIX CASA MARINA KEY WEST, CURIO COLLECTION

STRONG BALANCE SHEET WITH AMPLE LIQUIDITY

Park's balance sheet remains strong with ample liquidity and improved financial flexibility for growth while providing protection during economic uncertainty

DEBT METRICS OVER TIME

	Actual 1Q24[1]	Actual 1Q25[1]
% of Debt Maturing through 2025[2]	16%	1%
% of Fixed Rate Debt	100%	95%
% of Secured Debt/Consolidated Debt	44%	42%
Liquidity Available	$1.3B	$1.2B
Net Debt	$3.5B	$3.8B
Corporate Credit Rating (S&P/Moody's)	BB-/B1	BB-/B1

COMMENTARY

- Well-laddered and improved debt maturity schedule - completed upsized **$550M** senior notes offering and new **$200M** term loan in 2Q24, leaving **no significant debt maturities until 4Q26**[1]
- Multiple refinancing options are under evaluation to address **$1.4B** of mortgage debt maturing the second half of 2026
- Liquidity of **$1.2B** as of March 31, 2025, including **$950M** available under the credit facility
- Net Debt to 1Q25 TTM Comparable Adjusted EBITDA was **5.96x**[1]

23

CONSOLIDATED DEBT MATURITY SCHEDULE ($ IN MILLIONS)[1,3]



$52
$156
$1,399
$950
$30
$200
$725
$750
$550
2025[2]
2026
2027[4]
2028
2029
2030
Senior Notes
Term Loan
Property Mortgages
Consolidated Joint Venture Mortgages
Revolver Available

1. Excludes the $725M SF Mortgage Loan
2. $52M loan secured by the Hilton Denver City Center matures in 2042 but is callable by the lender with six months of notice. As of May 31, 2025, Park had not received notice from the lender
3. As of March 31, 2025; excludes scheduled principal payment amortization
4. $950M Revolving Credit Facility and assumes fully-extended maturity to December 2027

24 Signia by Hilton • Conversion to elevated, group-focused Signia by Hilton brand from standard Hilton brand • Addition of 90,000 sf of meeting space plus 30,000 sf of outdoor event lawn space • Comprehensive renovation of 1,009 guestrooms, meeting space, lobby, coffee shop, bar, pool and lazy river Waldorf Astoria • 17,000 sf meeting space addition • Comprehensive renovation of 502 guestrooms, meeting space, lobby, spa, bar, restaurant and pool • Renovation of Rees Jones Signature 18-hole golf course ROI CASE STUDY: $220M meeting space expansion and comprehensive renovation elevates group profile of iconic complex SCOPE SIGNIA + WALDORF BONNET CREEK FINANCIAL HIGHLIGHTS RESORT COMPLEX PROFILE • 1,511 guestrooms • 296,000 sf of meeting and event space • 11 dining options • 2 pools and 1 lazy river • 18-hole golf course • 1 spa 1. Forecast as of 4/30/25 • $82M Hotel Adjusted EBITDA for 2024, a 36% increase over 2023 • Catered F&B pace up 7% in 2025 vs 20241 • Waldorf Astoria Orlando named #9 resort in the world in 2024 by Condé Nast Traveler, Reader’s Choice Awards RECOGNITION

ROI CASE STUDY:
CASA MARINA KEY WEST, CURIO COLLECTION

$80M investment in transformative rebranding, renovation and resiliency upgrade of iconic Key West resort

FINANCIAL HIGHLIGHTS

- **$634** Q1 2025 RevPAR, up **12%** to last year
- **$415** 2024 RevPAR , up **110%** to same time last year; lapped renovation disruption in 2023
- 2025 expected to be a record year for group and F&B revenue at Casa Marina







INVESTMENT UPGRADES

- Dorada oceanfront restaurant
- **8** walk-out suites with lanais
- Creation of QQ room types
- Added **7** pool-side cabanas
- Updated water sports amenities
- Added **6k** sf event lawn
- Modernize **7** elevators



25

EFFICIENCY & RESILIENCY UPGRADES

- Cutting-edge technology for air purification/ indoor air quality
- Relocation of critical electrical equipment from lower levels
- Installation of drains, sump pumps and leak detection monitoring for areas below sea level
- Tiger Dam™ portable protective barrier for storm surge

SCOPE

Interior

- Complete renovation of **311** guestrooms
- Complete restoration of historic lobby, ballrooms and meeting rooms
- Re-concepting of Cigar Bar into Morrison's Market
- Re-concepting existing tenant retail into the Canary Room

Exterior

- Complete façade restoration
- Complete restoration of both pools
- Renovate exterior guestroom terraces
- Restoration of both historic piers
- Beach nourishment

1. 2025 Group Revenue Pace as of 3/31/25 versus 2024 Group Revenue Pace as of 3/31/24

26 Comparable The Company presents certain data for its consolidated hotels on a Comparable basis as supplemental information for investors: Comparable Hotel Revenues, Comparable RevPAR, Comparable Occupancy, Comparable ADR, Comparable Hotel Adjusted EBITDA and Comparable Hotel Adjusted EBITDA Margin. The Company presents Comparable hotel results to help the Company and its investors evaluate the ongoing operating performance of its hotels. The Company’s Comparable metrics include results from hotels that were active and operating in Park's portfolio since January 1st of the previous year and property acquisitions as though such acquisitions occurred on the earliest period presented. Additionally, Comparable metrics exclude results from property dispositions that have occurred through June 2, 2025 and the Hilton San Francisco Hotels, which were placed into receivership at the end of October 2023. EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin Earnings before interest expense, taxes and depreciation and amortization (“EBITDA”), presented herein, reflects net income (loss) excluding depreciation and amortization, interest income, interest expense, income taxes and also interest income and expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates. Adjusted EBITDA, presented herein, is calculated as EBITDA, as previously defined, further adjusted to exclude the following items that are not reflective of Park's ongoing operating performance or incurred in the normal course of business, and thus, excluded from management's analysis in making day-to-day operating decisions and evaluations of Park's operating performance against other companies within its industry: • Gains or losses on sales of assets for both consolidated and unconsolidated investments; • Costs associated with hotel acquisitions or dispositions expensed during the period; • Severance expense; • Share-based compensation expense; • Impairment losses and casualty gains or losses; and • Other items that management believes are not representative of the Company’s current or future operating performance. Hotel Adjusted EBITDA measures hotel-level results before debt service, depreciation and corporate expenses of the Company’s consolidated hotels, which excludes hotels owned by unconsolidated affiliates, and is a key measure of the Company’s profitability. The Company presents Hotel Adjusted EBITDA to help the Company and its investors evaluate the ongoing operating performance of the Company’s consolidated hotels. Hotel Adjusted EBITDA margin is calculated as Hotel Adjusted EBITDA divided by total hotel revenue. EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are not recognized terms under United States (“U.S.”) GAAP and should not be considered as alternatives to net income (loss) or other measures of financial performance or liquidity derived in accordance with U.S. GAAP. In addition, the Company’s definitions of EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin may not be comparable to similarly titled measures of other companies. The Company believes that EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin provide useful information to investors about the Company and its financial condition and results of operations for the following reasons: (i) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are among the measures used by the Company’s management team to make day-to-day operating decisions and evaluate its operating performance between periods and between REITs by removing the effect of its capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from its operating results; and (ii) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are frequently used by securities analysts, investors and other interested parties as a common performance measure to compare results or estimate valuations across companies in the industry. EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin have limitations as analytical tools and should not be considered either in isolation or as a substitute for net income (loss) or other methods of analyzing the Company’s operating performance and results as reported under U.S. GAAP. Because of these limitations, EBITDA, Adjusted EBITDA and Hotel Adjusted EBITDA should not be considered as discretionary cash available to the Company to reinvest in the growth of its business or as measures of cash that will be available to the Company to meet its obligations. Further, the Company does not use or present EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin as measures of liquidity or cash flows. DEFINITIONS

27 Nareit FFO attributable to stockholders, Adjusted FFO attributable to stockholders, Nareit FFO per share – diluted and Adjusted FFO per share – diluted Nareit FFO attributable to stockholders and Nareit FFO per diluted share (defined as set forth below) are presented herein as non-GAAP measures of the Company’s performance. The Company calculates funds from (used in) operations (“FFO”) attributable to stockholders for a given operating period in accordance with standards established by the National Association of Real Estate Investment Trusts (“Nareit”), as net income (loss) attributable to stockholders (calculated in accordance with U.S. GAAP), excluding depreciation and amortization, gains or losses on sales of assets, impairment, and the cumulative effect of changes in accounting principles, plus adjustments for unconsolidated joint ventures. Adjustments for unconsolidated joint ventures are calculated to reflect the Company’s pro rata share of the FFO of those entities on the same basis. As noted by Nareit in its December 2018 “Nareit Funds from Operations White Paper – 2018 Restatement,” since real estate values historically have risen or fallen with market conditions, many industry investors have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For these reasons, Nareit adopted the FFO metric in order to promote an industry-wide measure of REIT operating performance. The Company believes Nareit FFO provides useful information to investors regarding its operating performance and can facilitate comparisons of operating performance between periods and between REITs. The Company’s presentation may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current Nareit definition, or that interpret the current Nareit definition differently. The Company calculates Nareit FFO per diluted share as Nareit FFO divided by the number of fully diluted shares outstanding during a given operating period. The Company also presents Adjusted FFO attributable to stockholders and Adjusted FFO per diluted share when evaluating its performance because management believes that the exclusion of certain additional items described below provides useful supplemental information to investors regarding the Company’s ongoing operating performance. Management historically has made the adjustments detailed below in evaluating its performance and in its annual budget process. Management believes that the presentation of Adjusted FFO provides useful supplemental information that is beneficial to an investor’s complete understanding of operating performance. The Company adjusts Nareit FFO attributable to stockholders for the following items, which may occur in any period, and refers to this measure as Adjusted FFO attributable to stockholders: • Costs associated with hotel acquisitions or dispositions expensed during the period; • Severance expense; • Share-based compensation expense; • Casualty gains or losses; and • Other items that management believes are not representative of the Company’s current or future operating performance. Net Debt Net Debt, presented herein, is a non-GAAP financial measure that the Company uses to evaluate its financial leverage. Net Debt is calculated as (i) debt excluding unamortized deferred financing costs; and (ii) the Company’s share of investments in affiliate debt, excluding unamortized deferred financing costs; reduced by (a) cash and cash equivalents; and (b) restricted cash and cash equivalents. Net Debt also excludes Debt associated with hotels in receivership. The Company believes Net Debt provides useful information about its indebtedness to investors as it is frequently used by securities analysts, investors and other interested parties to compare the indebtedness of companies. Net Debt should not be considered as a substitute to debt presented in accordance with U.S. GAAP. Net Debt may not be comparable to a similarly titled measure of other companies. Net Debt to Adjusted EBITDA Ratio Net Debt to Adjusted EBITDA ratio, presented herein, is a non-GAAP financial measure and is included as it is frequently used by securities analysts, investors and other interested parties to compare the financial condition of companies. Net Debt to Adjusted EBITDA ratio should not be considered as an alternative to measures of financial condition derived in accordance with U.S. GAAP and it may not be comparable to a similarly titled measure of other companies. DEFINITIONS (continued)

28 Occupancy Occupancy represents the total number of room nights sold divided by the total number of room nights available at a hotel or group of hotels. Occupancy measures the utilization of the Company’s hotels’ available capacity. Management uses Occupancy to gauge demand at a specific hotel or group of hotels in a given period. Occupancy levels also help management determine achievable Average Daily Rate (“ADR”) levels as demand for rooms increases or decreases. Average Daily Rate ADR (or rate) represents rooms revenue divided by total number of room nights sold in a given period. ADR measures average room price attained by a hotel and ADR trends provide useful information concerning the pricing environment and the nature of the customer base of a hotel or group of hotels. ADR is a commonly used performance measure in the hotel industry, and management uses ADR to assess pricing levels that the Company is able to generate by type of customer, as changes in rates have a more pronounced effect on overall revenues and incremental profitability than changes in Occupancy, as described above. Revenue per Available Room Revenue per Available Room (“RevPAR”) represents rooms revenue divided by the total number of room nights available to guests for a given period. Management considers RevPAR to be a meaningful indicator of the Company’s performance as it provides a metric correlated to two primary and key factors of operations at a hotel or group of hotels: Occupancy and ADR. RevPAR is also a useful indicator in measuring performance over comparable periods. Total RevPAR Total RevPAR represents rooms, food and beverage and other hotel revenues divided by the total number of room nights available to guests for a given period. Management considers Total RevPAR to be a meaningful indicator of the Company’s performance as approximately one-third of revenues are earned from food and beverage and other hotel revenues. Total RevPAR is also a useful indicator in measuring performance over comparable periods. Group Revenue Pace Group Revenue Pace represents bookings for future business and is calculated as group room nights multiplied by the contracted room rate expressed as a percentage of a prior period relative to a prior point in time. Trailing Twelve Months Trailing twelve months (“TTM”) calculated as full-year December 31, 2024, plus three months ended March 31, 2025, less three months ended March 31, 2024. DEFINITIONS (continued)

NON-GAAP FINANCIAL MEASURES

Comparable Adjusted EBITDA and Hotel Adjusted EBITDA

(unaudited, in millions)	TTM	Three Months Ended		Year Ended
	March 31, 2025	March 31, 2025	March 31, 2024	December 31, 2024
Net income (loss)	$ 140	$ (57)	$ 29	$ 226
Depreciation and amortization expense	261	69	65	257
Interest income	(19)	(3)	(5)	(21)
Interest expense	213	52	53	214
Interest expense associated with hotels in receivership[1]	62	16	14	60
Income tax (benefit) expense	(61)	1	1	(61)
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	9	2	3	10
EBITDA	605	80	160	685
Gain on sales of assets, net	(8)	—	—	(8)
Gain on derecognition of assets[1]	(62)	(16)	(14)	(60)
Gain on sale of investments in affiliates[2]	(19)	—	—	(19)
Share-based compensation expense	19	4	4	19
Impairment and casualty loss	78	70	6	14
Other items	21	6	6	21
Adjusted EBITDA	634	144	162	652
Less: Adjusted EBITDA from hotels disposed of	(2)	—	—	(2)
Less: Adjusted EBITDA from investments in affiliates disposed of	(1)	—	(1)	(2)
Comparable Adjusted EBITDA	631	144	161	648
Less: Adjusted EBITDA from investments in affiliates	(22)	(8)	(7)	(21)
Add: All other[3]	54	15	15	54
Comparable Hotel Adjusted EBITDA	$ 663	$ 151	$ 169	$ 681

1. Represents accrued interest expense associated with the default of the SF Mortgage Loan, which was offset by a gain on derecognition for the corresponding increase of the contract asset on the condensed consolidated balance sheets, as Park expects to be released from this obligation upon final resolution with the lender.
2. Includes a gain of $19 million on the sale of the Hilton La Jolla Torrey Pines included in equity in earnings from investments in affiliates in the condensed consolidated statements of operations.
3. Includes other revenues and other expenses, non-income taxes on TRS leases included in other property expenses and corporate general and administrative expenses in the condensed consolidated statements of operations.

29

30 NON-GAAP FINANCIAL MEASURES (continued) Net Debt to Comparable Adjusted EBITDA (unaudited, in millions) March 31, 2025 March 31, 2024 Debt $ 3,841 $ 3,764 Add: unamortized deferred financing costs and discount 22 22 Less: unamortized premium — (1) Debt, excluding unamortized deferred financing cost, premiums and discounts 3,863 3,785 Add: Park's share of unconsolidated affiliates debt, excluding unamortized deferred financing costs 157 164 Less: cash and cash equivalents (233) (378) Less: restricted cash (27) (32) Net Debt $ 3,760 $ 3,539 TTM Comparable Adjusted EBITDA 631 Net Debt to full-year Comparable Adjusted EBITDA ratio 5.96x

31 NON-GAAP FINANCIAL MEASURES (continued) Outlook - Comparable Hotel Adjusted EBITDA, Comparable Hotel Revenues and Comparable Hotel Adjusted EBITDA Margin Year Ending December 31, 2025 Low Case High Case Net (loss) income $ (10) $ 50 Depreciation and amortization expense 272 272 Interest income (8) (8) Interest expense 209 209 Interest expense associated with hotels in receivership 37 37 Income tax expense 14 14 Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates 9 9 EBITDA 523 583 Gain on derecognition of assets (37) (37) Share-based compensation expense 19 19 Impairment loss 70 70 Other items 13 13 Adjusted EBITDA 588 648 Less: Adjusted EBITDA from investments in affiliates (18) (19) Add: All other 61 61 Comparable Hotel Adjusted EBITDA $ 631 $ 690 Year Ending December 31, 2024 Low Case High Case Total Revenues $ 2,556 $ 2,629 Less: Other revenue (93) (93) Hotel Revenues 2,463 2,536 Less: Revenues from hotels disposed of (9) (9) Comparable Hotel Revenues $ 2,454 $ 2,527 Year Ending December 31, 2024 Low Case High Case Total Revenues $ 2,556 $ 2,629 Operating income $ 243 $ 304 Operating income margin1 9.5% 11.6 % Comparable Hotel Revenues $ 2,454 $ 2,527 Comparable Hotel Adjusted EBITDA $ 631 $ 690 Comparable Hotel Adjusted EBITDA margin1 25.7% 27.3% 1. Percentages are calculated based on unrounded numbers

32 NON-GAAP FINANCIAL MEASURES (continued) Outlook - Nareit FFO Attributable to Stockholders and Adjusted FFO Attributable to Stockholders Year Ending December 31, 2025 Low Case High Case Net (loss) income attributable to stockholders $ (18) $ 42 Depreciation and amortization expense 272 272 Depreciation and amortization expense attributable to noncontrolling interests (3) (3) Gain on derecognition of assets (37) (37) Impairment loss 70 70 Equity investment adjustments: Equity in earnings from investments in affiliates (1) (1) Pro rata FFO of equity investments 6 6 Nareit FFO attributable to stockholders 289 349 Share-based compensation expense 19 19 Interest expense associated with hotels in receivership 37 37 Other items 12 12 Adjusted FFO attributable to stockholders $ 357 $ 417 Adjusted FFO per share – Diluted1 $ 1.79 $ 2.09 Weighted average diluted shares outstanding 200 2 200 1. Percentages are calculated based on unrounded numbers

33 ABOUT PARK AND SAFE HARBOR DISCLOSURE ABOUT PARK HOTELS & RESORTS INC. Park (NYSE: PK) is one of the largest publicly-traded lodging real estate investment trusts (“REIT”) with a diverse portfolio of iconic and market-leading hotels and resorts with significant underlying real estate value. Park’s portfolio currently consists of 39 premium-branded hotels and resorts with approximately 25,000 rooms primarily located in prime city center and resort locations. Visit www.pkhotelsandresorts.com for more information. FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements related to the effects of Park’s decision to cease payments on its $725 million SF Mortgage Loan secured by the Hilton San Francisco Hotels and the lender’s exercise of its remedies, including placing such hotels into receivership, as well as Park’s current expectations regarding the performance of its business, financial results, liquidity and capital resources, including anticipated repayment of certain of Park’s indebtedness, the completion of capital allocation priorities, the expected repurchase of Park’s stock, the impact from macroeconomic factors (including elevated inflation and interest rates, potential economic slowdown or a recession and geopolitical conflicts), the effects of competition and the effects of future legislation, executive action or regulations, tariffs, the expected completion of anticipated dispositions, the declaration, payment and any change in amounts of future dividends and other non-historical statements. Forward-looking statements include all statements that are not historical facts, and in some cases, can be identified by the use of forward-looking terminology such as the words “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “hopes” or the negative version of these words or other comparable words. You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Park’s control and which could materially affect its results of operations, financial condition, cash flows, performance or future achievements or events. All such forward-looking statements are based on current expectations of management and therefore involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in these forward-looking statements. You should not put undue reliance on any forward-looking statements and Park urges investors to carefully review the disclosures Park makes concerning risk and uncertainties in Item 1A: “Risk Factors” in Park’s Annual Report on Form 10-K for the year ended December 31, 2024, as such factors may be updated from time to time in Park’s filings with the Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. Except as required by law, Park undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. SUPPLEMENTAL FINANCIAL INFORMATION Park presents certain non-GAAP financial measures in this presentation, including Funds from (used in) Operations (“FFO”) attributable to stockholders calculated in accordance with the guidelines of the National Association of Real Estate Investment Trusts (“Nareit”), Adjusted FFO attributable to stockholders, FFO per share, Adjusted FFO per share, Earnings (loss) before interest expense, taxes and depreciation and amortization (“EBITDA”), Adjusted EBITDA, Hotel Adjusted EBITDA, Hotel Adjusted EBITDA margin and Net Debt. These non- GAAP financial measures should be considered along with, but not as alternatives to, net income (loss) as a measure of its operating performance. These non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss) as a measure of its operating performance. Please see the schedules included in this presentation including the “Definitions” section for additional information and reconciliations of such non- GAAP financial measures